                                                                     EXHIBIT 8.1

ABB GROUP COMPANIES (CONSOLIDATED) BY COUNTRY AS PER MARCH 31, 2003

                                                                   ABB          Share    Curr-
Country                                                            Interest     Capital  ency
 Company                                                           %            in 1000
----------------------------------------------------------------------------------------------
ALGERIA
  ABB Electrical Service Company Spa, Hydra                         60.00       108000   DZD
  SpA ABB Lummus Global Algeria, Hydra                             100.00        21000   DZD
  SARPI - Societe Algerienne pour la realisation                    50.00       420282   DZD
  de projets industriels, Alger

ANGOLA
  ABB Electrica SGPS, Lda., Luanda                                 100.00          200   USD
  EAM - Empresa Angolana de Metalomecanica SARL,                    75.00          200   USD
  Luanda

ARGENTINA
  Asea Brown Boveri S.A., Buenos Aires                             100.00        10510   ARS
  Modulec S.A., San Luis                                           100.00          800   ARS
  ABB Vetco Gray Argentina S.A., Pcia. de Buenos                   100.00            3   ARS
  Aires

ARUBA (NL)
  ABB Import & Export Services Ltd.,                               100.00            1   USD
  Oranjestad/Aruba (NA)

AUSTRALIA
  ABB Australia Pty Limited, Sydney                                100.00       122436   AUD
  Allco Pty Limited, Tomago, NSW                                   100.00        16497   AUD
  Babcock Australia Pty Limited, Sydney, NSW                       100.00         2500   AUD
  ABB Service Pty Ltd., Sydney, NSW                                100.00        17718   AUD
  ABB EPT Management Ltd., Sydney, NSW                             100.00        64437   AUD
  ABB Financial Services Australia Ltd., Sydney                    100.00         3000   AUD
  ABB Group Investment Management Pty. Ltd.,                       100.00         9110   AUD
  Sydney
  ABB Group Holdings Pty. Ltd., Sydney                             100.00       316200   AUD
  ABB Industry Pty Ltd., Regents Park, NSW                         100.00           37   AUD
  ABB Administrative Services Pty. Ltd., Regents                   100.00         9973   AUD
  Park, NSW
  ABB Group Investment LLP, Sydney                                 100.00       146232   AUD
  ABB Net SA Pty Limited, Sydney NSW                               100.00        19200   AUD
  ABB Redbank Investments Pty Ltd., Sydney                         100.00         6437   AUD
  ABB Transmission & Distribution Ltd., Moorebank,                 100.00        14914   AUD
  NSW
  Westralian Transformers Pty Ltd., Osborne Park,                  100.00         2025   AUD
  WA
  ABB Vetco Gray Australia Pty Ltd., Melbourne,                    100.00          383   AUD
  VIC

AUSTRIA
  ABB AG, Vienna                                                   100.00        15000   EUR
  ABB Building & Infrastructure Solution GmbH,                     100.00           35   EUR
  Wien
  Kraft & Warme Gebaudesysteme GmbH, Vienna                        100.00          100   EUR
  ABB Montage GmbH, Innsbruck                                      100.00           42   EUR

BAHRAIN
  ABB Automation E.C., Bahrain                                     100.00          500   USD

BELGIUM
  Asea Brown Boveri S.A., Brussels                                 100.00        13290   EUR
  ABB Building Systems, Zaventem                                   100.00         5034   EUR
  Asea Brown Boveri Electro NV/SA, Zaventem                        100.00         2649   EUR
  Asea Brown Boveri Europe Ltd., Brussels                          100.00         2500   BEF

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
  S.A. Helvimo N.V., Brussels                                       99.00        62400   BEF
  Asea Brown Boveri Jumet S.A., Jumet                              100.00         1487   EUR
  Sirius Belgium Reassurances S.A., Liege                          100.00         1246   EUR
  ABB Energy Service NV, Mechelen                                  100.00          862   EUR

BERMUDA (GB)
  Scandinavian Reinsurance Company Ltd., Bermuda                   100.00       100000   USD

BOLIVIA
  Asea Brown Boveri Ltda., La Paz-Bolivia                          100.00           98   USD

BOTSWANA
  ABB (Pty) Ltd., Gaborone                                         100.00          541   BWP

BRAZIL
  ABB Ltda., Osasco                                                100.00       145682   BRL
  ABB Empreendimentos LTDA, Sao Paulo                              100.00        42000   BRL
  ABB Participacoes Ltda., Sao Paulo                               100.00       189566   BRL
  Termobahia II Ltda., Bahia                                       100.00            3   BRL

BULGARIA
  ABB Bulgaria EOOD, Sofia                                         100.00        10400   BGL
  ABB Avangard AD, Sevlievo                                        100.00       118566   BGL
  ABB Control EOOD, Petrich                                        100.00        34560   BGL

CAMEROON
  Asea Brown Boveri S.A., Douala                                   100.00        30000   XAF

CANADA
  ABB Inc., St. Laurent, Quebec                                    100.00       247157   CAD
  ABB Bomem Inc., Quebec                                           100.00        18219   CAD
  Combustion Engineering Technology Investment                     100.00        27285   CAD
  Corp., St.Laurent, Quebec
  ABB International Projects Inc., St.Laurent, QC                  100.00          100   CDN
  ABB Offshore Systems Canada Inc., Nisku                          100.00                CDN
  Smartcore Systems Inc., Alberta                                  100.00          500   CAN
  ABB Vetco Gray Canada Inc., Edmonton, Alberta                    100.00            0   CAD

CHILE
  Asea Brown Boveri S.A., Santiago                                 100.00      2959294   CLP

CHINA
  ABB (China) Ltd., Beijing                                        100.00       120000   USD
  ABB Engineering (Shanghai) Ltd., Shanghai                        100.00         2000   USD
  ABB Bailey Beijing Controls Co. Ltd., Beijing                     51.00         6684   CNY
  ABB Chongqing Transformer Company Ltd.,                           62.20        38647   USD
  Chongqing City
  ABB Distribution Transformer (Hefei) Limited,                    100.00         8000   USD
  Anhui
  ABB Xiamen Switchgear Co. Ltd., Xiamen                            66.20         5000   USD
  ABB (China) Engineering Co. Ltd. Xiamen                          100.00         2100   USD
  ABB Huadian High Voltage Switchgear (Xiamen)                      51.00         3000   USD
  Company Ltd., Xiamen
  ABB Holding Ltd., Hong Kong                                      100.00        27887   HKD
  ABB Beijing Drive Systems Co. Ltd., Beijing                       90.00         5000   USD
  ABB LV Installation Materials Co. Ltd., Beijing                   85.70        17100   USD
  ABB Xinhui Low Voltage Switchgear Co. Ltd.,                       60.00         6200   USD
  Xinhui (Guangdong)
  ABB Xiamen Low Voltage Equipment Co. Ltd.,                        94.00         6200   USD
  Xiamen
  ABB Shanghai Motors Co. Ltd., Shanghai                            75.00        11216   USD
  ABB Shanghai Transformer Co. Ltd., Shanghai                       51.00         7000   USD
  ABB High Voltage Switchgear Co. Ltd., Beijing                     60.00        11400   USD
  ABB Hefei Transformer Co. Ltd., Hefei                             84.29        21000   USD
  ABB Xi'an Power Capacitor Company Limited, Xi'an                  51.00         4500   USD
  Vetco Gray Petroleum Equipment (Shanghai) Co.                     60.00         1800   USD
  Ltd., Shanghai
  ABB Xiamen Electrical Controlgear Co. Ltd.,                       80.00         4300   USD

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
  Fujian Province
  ABB Zhongshan Transformer Company Ltd.,                           51.00        15000   USD
  Zhongshan City

COLOMBIA
  Asea Brown Boveri Ltda., Bogota                                   99.99       485477   COP

COTE D'IVOIRE/IVORY COAST
  ABB Technology SA, Abidjan                                        99.00       178540   XOF

CROATIA
  ABB Ltd., Zagreb                                                 100.00         2730   HRK

CZECH REPUBLIC
  Entrelec Ceska Sro, Brno                                         100.00         8250   CZK
  ABB s.r.o., Prague                                               100.00       100100   CZK
  ABB Lummus Global s.r.o., Brno                                   100.00          100   CZK

DENMARK
  ABB A/S, Skovlunde                                               100.00       241000   DKK
  ABB Offshore Danmark A/S, Kolding                                100.00          350   DKK

ECUADOR
  Asea Brown Boveri S.A., Quito                                     96.87          325   USD

EGYPT
  Asea Brown Boveri S.A.E., Cairo                                  100.00        20040   EGP
  ABB Arab Contractors for Construction,                            65.00         5000   EGP
  Heliopolis
  ABB Arab S.A.E., Cairo                                            80.00        40000   EGP
  ABB Automation S.A.E., Heliopolis                                100.00         5000   EGP
  ABB Group Process Center S.A.E., Cairo                           100.00          250   EGP
  ABB High Voltage Co. S.A.E., Heliopolis/Cairo                    100.00         5000   EGP
  ABB Metals & Plastics Manufact. Co. SAE, 10th of                  80.00         5000   EGP
  Ramadan City
  ABB Petroleum Technology, Cairo                                  100.00          500   USD
  ABB SUSA Egypt, Maadi                                            100.00           50   EGP
  ABB Turbochargers S.A.E., Suez                                   100.00          199   EGP
  ABB Transformers S.A.E., El-Nozha El-Gedida                       65.00        10000   EGP

EL SALVADOR
  ABB S.A. de CV, San Salvador                                     100.00           30   SVC

ESTONIA
  ABB AS, Tallinn                                                  100.00        25985   EEK

ETHIOPIA
  Asea Brown Boveri Ltd., Addis Ababa                              100.00            0
  ABB-Midroc Industrial Services Pvt. Ltd. Co.,                     51.00         4600   ETB
  Addis Ababa

FINLAND
  ABB Oy, Helsinki                                                 100.00       168188   EUR
  ABB Credit Oy, Helsinki                                          100.00         1682   EUR
  ABB Current Oy, Helsinki                                         100.00        58866   EUR
  ABB East Ventures Oy, Helsinki                                   100.00         8412   EUR
  Kanavakangas, Helsinki                                           100.00          101   EUR
  Kiinteisto Oy Bolenraitti 10, Helsinki                           100.00           25   EUR
  Sahkolahteenmaki-Kiinteistot Oy, Helsinki                        100.00           99   EUR
  ABB Sahkorinne Kiinteisto Oy, Helsinki                           100.00         1348   EUR
  ABB Shipins Oy, Turku                                             60.00          505   EUR
  Kiinteisto Oy Toijalan Hameentie 23, Helsinki                    100.00           84   EUR

FRANCE
  ABB S.A., Paris La Defense                                       100.00        38921   EUR
  ABB Alternative Energies SAS, Laon                               100.00          200   EUR
  ABB Automation SAS, Massy                                         99.90         8789   EUR
  ABB Business Services, Paris                                     100.00           40   EUR

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
  Cogelub, Persan                                                   51.00          510   FRF
  L'Ebenoid, Villeurbanne                                          100.00         1000   EUR
  Entrelec Group, Lyon                                             100.00        19526   EUR
  Helita, Persan                                                    92.22          320   EUR
  ABB Entrelec SAS, Villeurbanne                                   100.00        25000   EUR
  Soule Materiel Electrique, Bagneres de Bigorre                    92.22        13625   EUR
  Soule Finance Developpement, Bagneres de Bigorre                  94.00         8923   EUR
  Soule Protection Surtensions, Bezons                              92.22         3851   EUR
  ABB Full Maintenance SAS, Persan                                 100.00           40   EUR
  ABB Instrumentation, Massy                                       100.00          668   EUR
  ABB Lummus Global SarL., Paris La Defense                        100.00          100   EUR
  ABB Manufacturing and Consumer Industries, St                    100.00          253   EUR
  Ouen l'Aumone
  ABB Building Systems, Massy                                      100.00           40   EUR
  ABB Process Industrie, Aix les Bains                             100.00         3466   EUR
  Striebel & John France S.A.R.L., Wesserling                       51.00          686   EUR
  ABB ITI, Nanterre Cedex                                          100.00         1102   EUR
  ABB Spie Tableaux, Geispolsheim-Gare                              75.00         1641   EUR
  ABB Vetco Gray France S.A.R.L, Pau                               100.00         1000   FFR

GERMANY
  ABB Automatisierungsanlagen Cottbus GmbH,                        100.00        12000   DEM
  Cottbus
  ABB Airport Technologies GmbH, Mannheim                          100.00         5700   DEM
  ABB AG, Mannheim                                                 100.00       327600   DEM
  ABB Automation Products GmbH, Eschborn                           100.00        20750   DEM
  ABB Asset Finance GmbH, Mannheim                                 100.00          100   DEM
  ABB Stotz-Kontakt/Striebel & John Vertriebs-                      75.50          511   EUR
  GmbH, Sasbach
  ABB Schaltanlagentechnik GmbH, Ladenburg                         100.00         2500   DEM
  ABB Automation Beteiligungs GmbH, Mannheim                       100.00        37800   DEM
  Busch-Jaeger Elektro GmbH, Mannheim/Ludenscheid                  100.00         3000   DEM
  ABB Bauprojektmanagement GmbH, Mannheim                          100.00           50   EUR
  ABB Beteiligungen GmbH, Mannheim                                 100.00       125200   DEM
  ABB Beteiligungs- und Verwaltungsges. mbH,                       100.00       120000   DEM
  Mannheim
  ABB Calor Emag Hochspannung GmbH, Hanau                          100.00          100   EUR
  ABB Calor Emag Mittelspannung GmbH, Ratingen                     100.00        28751   DEM
  ABB Engineering and Consulting GmbH, Wiesbaden                   100.00            0   DEM
  EDR Energiedienstleistungsges. Ratingen mbH,                     100.00           50   DEM
  Freiburg
  Entrelec Fanal GmbH & CO KG, Wuppertal                           100.00           50   DEM
  Entrelec Schiele Fanal GmbH, Koln                                100.00         1050   DEM
  Entrelec Schiele Industriewerke GmbH & CO KG,                    100.00         4000   DEM
  Hornberg
  Entrelec SIW GmbH, Hornberg                                      100.00           50   DEM
  ABB Equity Ventures GmbH, Mannheim                               100.00           50   DEM
  ABB Finanzierungs- und Verwaltungs GmbH,                         100.00           50   EUR
  Mannheim
  ABB Flakt GmbH, Butzbach                                         100.00        51292   DEM
  ABB Grundbesitz GmbH, Mannheim                                   100.00        10000   DEM
  ABB Grundbesitz Berlin GmbH & Co. Objekte Berlin                 100.00                DEM
  OHG, Berlin
  ABB Group Services Center GmbH, Mannheim                         100.00         2560   DEM
  ABB Gebaudetechnik AG, Mannheim                                  100.00        12315   DEM
  ABB Grundbesitz-Verwaltung-GmbH, Mannheim                        100.00           50   DEM
  Hartmann & Braun GmbH & Co. KG, Eschborn                         100.00         6080   DEM
  ABB Isolrohr GmbH, Fulda                                         100.00         5000   DEM
  JLEC Holdings GmbH, Mannheim                                     100.00           50   DEM
  JLEC Power Ventures GmbH, Mannheim                               100.00           50   DEM
  ABB Energiekabel GmbH, Mannheim                                  100.00        20503   EUR
  Key2Automation GmbH, Mannheim                                    100.00           25   EUR
  Komposit-Risikoberatungs- und                                    100.00           50   DEM
  Versicherungsvermittlungs-GmbH, Heidelberg
  ABB Logistics Center Europe GmbH, Menden                         100.00           50   DEM
  Asea Brown Boveri AG & Co. Leasing KG, Mannheim                  100.00            2   DEM
  ABB Lummus Global GmbH, Wiesbaden                                100.00            0   DEM
  ABB Manufacturing & Consumer Industries GmbH,                    100.00         7200   DEM

  Friedberg
  ABB New Ventures GmbH, Essen                                     100.00           50   DEM
  ABB Patent GmbH, Mannheim                                        100.00           50   DEM
  ABB Process Industries GmbH, Eschborn                            100.00        16000   EUR
  Pucaro Elektro-Isolierstoffe GmbH, Roigheim                      100.00         4500   DEM
  ABB Service GmbH, Bobingen                                       100.00           50   DEM
  Skyva International GmbH, Laudenburg                              99.97          300   DEM
  Sirius Ruckversicherungsservice GmbH, Hamburg                    100.00           51   EUR
  ABB Stotz-Kontakt GmbH, Mannheim                                 100.00         6800   EUR
  Striebel & John GmbH & Co. KG, Sasbach-                           51.00         2000   DEM
  Obersasbach
  Striebel Vermogensverwaltungs-GmbH, Sasbach-                      51.00           50   DEM
  Obersasbach
  ABB Training Center Berlin GmbH, Berlin                          100.00        18000   DEM
  ABB Training Center Rhein-Neckar GmbH, Mannheim                  100.00           50   DEM
  ABB Technologie GmbH, Mannheim                                   100.00           25   DEM
  ABB Transformatoren GmbH, Bad Honnef                             100.00        16300   DEM
  ABB Treasury Services GmbH, Frankfurt                            100.00          100   DEM
  ABB Utilities GmbH, Mannheim                                     100.00
  ABB Wirtschaftsbetriebe GmbH, Mannheim                           100.00          500   DEM

GREECE
  Asea Brown Boveri S.A., Metamorphossis Attica                    100.00       285740   GRD
  SAE Hellas A.E., Societa Anonima Tecnica                         100.00         1000   EUR
  Elettrificazione, Athens
  ABB Trade S.A., Metamorphossis Attica                             99.90        20000   GRD
  Wind Park of Rhodes SA, Rhodes                                    80.00        30000   GDR
  WRE Hellas SA, Athens                                            100.00       477000   GDR

HONG KONG
  ABB (Hong Kong) Ltd., Hong Kong                                  100.00        20000   HKD
  ABB Asia Pacific Ltd., Hong Kong                                 100.00         4249   HKD
  ABB Asia Pacific Services Ltd., Hong Kong                        100.00         1000   HKD
  ABB Supply Services Ltd., Hong Kong                              100.00          300   HKD

HUNGARY
  ABB Engineering Trading and Service Ltd.,                        100.00       178700   HUF
  Budapest
  ABB Pacont Kft., Budapest                                        100.00       725480   HUF
  ABB Szerviz Kft., Budapest                                       100.00       329790   HUF

INDIA
  Asea Brown Boveri Ltd., Mumbai                                    52.11       423817   INR
  ABB Holdings (South Asia) Ltd., Bangalore                        100.00       205930   INR
  ABB Industrial IT Development Center Limited,                    100.00         4500   INR
  Bangalore

INDONESIA
  PT ABB Bailey, Jakarta                                           100.00         1000   USD
  PT ABB Batam                                                     100.00       520511   IDR
  PT ABB Installation Materials, Jakarta                            95.00      3655000   IDR
  PT ABB Sakti Industri, Jakarta                                    51.00         4000   USD
  PT ABB Transmission and Distribution, Jakarta                     60.00        11050   USD
  PT Vetco Gray Indonesia, Jakarta                                 100.00         5600   IDR

IRAN, ISLAMIC REPUBLIC OF
  ABB (P.J.S.C.), Teheran                                          100.00      6444000   IRR
  ABB Petroleum Equipment Industries Company                        65.00      1680000   IRR
  (PJSC), Tehran

IRELAND
  ABB Ltd, Dublin                                                  100.00         2871   EUR
  ABB Holdings Ireland Ltd., Dublin                                100.00          625   EUR
  ABB Transformers Ltd., Waterford                                 100.00         2316   EUR
  Rialto Cables & Plastics Ltd., Dublin                             75.00           10   IEP
  Wessel Energy Cables Ltd., Dublin                                 75.00            0   IEP
  Wessel Cable Ltd., Longford                                       75.00         2401   IEP
  Wessel Industries Holdings Ltd., Dublin                           75.00         6400   IEP

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
  Wessel Industries Ltd., Dublin                                    75.00          689   IEP
  Wessel Promotion Ltd., Dublin                                     75.00           61   IEP
  Wessel (R&D) Ltd., Dublin                                         75.00            0   IEP

ISRAEL
  ABB Technologies Ltd., Tirat Carmel                               99.99          420   ILS

ITALY
  ABB S.p.A., Milan                                                100.00        22000   EUR
  ABB Solutions S.p.A., Milano                                     100.00        23242   EUR
  ABB SACE S.p.A., Sesto S. Giovanni (MI)                          100.00        60000   EUR
  ABB Reno De Medici s.r.l. Milan                                   60.00           41   EUR
  ABB Corporate Administration & Properties                         99.99         7142   EUR
  S.p.A., Milan
  ABB Estense Service S.p.A., Ferrara                               51.00          100   EUR
  ABB Installazioni S.p.A., Milan                                   99.99         2068   EUR
  ABB Corporate Service s.r.l., Milan                              100.00          650   EUR
  ABB Process Solutions & Services S.p.A., Milan                   100.00        99000   ITL
  ABB Trasmissione & Distribuzione S.p.A., Milan                   100.00        35000   EUR
  PR.ENER.CA Ceresio S.r.l., Milan                                  65.00           12   EUR
  ABB Group Service Center srl., Milano                            100.00          516   EUR
  SACEM-Sarda Costruzioni e Montaggi Industriali                   100.00          516   EUR
  S.p.A., Milan
  ABB Servomotors S.r.l., Milan                                    100.00         1291   EUR
  ABB Process Solutions & Services SPA, Milan                      100.00         8500   EUR
  Telecogen s.r.l., Bussolengo                                      75.00          200   EUR
  ABB Energy Automation S.p.A., Milan                              100.00        15492   EUR
  ABB Finanziaria srl, Milan                                       100.00         2000   EUR
  Telesafe Energy S.r.l., Massa                                     38.25           93   EUR
  ABB Vetco Gray Italia S.R.L., Milan                              100.00        23700   ITL

JAPAN
  ABB K.K., Tokyo                                                  100.00      1000000   JPY

JORDAN
  ABB Ltd. Jordan, Amman                                           100.00          350   JOD
  ABB Near East Trading Ltd., Amman                                 95.00           30   JOD

KAZAKHSTAN
  ABB Ltd., Almaty                                                 100.00          300   USD

KENYA
  Asea Brown Boveri Ltd., Nairobi                                  100.00        15500   KES

KOREA, REPUBLIC OF
  ABB Ltd., Seoul                                                  100.00     18670000   KRW

KUWAIT
  ABB Engg. Technologies Co. (KSCC), Safat                          49.00          100   KWD

LATVIA
  ABB SIA, Riga                                                    100.00         2506   LVL

LEBANON
  ABB Electrical Co. S.A.L., Beirut                                 67.00       155000   LBP

LITHUANIA
  ABB UAB, Vilnius                                                 100.00          600   LTL
  ABB Technika UAB, Vilna                                          100.00          600   LTL

LUXEMBOURG
  Asea Brown Boveri (Luxembourg) S.A., Luxembourg                  100.00          496   EUR

MALAYSIA
  ABB Holdings Sdn. Bhd., Subang Jaya                              100.00         4490   MYR
  ABB Insurance Brokers (L) Bhd., Labuan                           100.00          300   MYR
  ABB Industrial and Building Syst. Sdn. Bhd.,                     100.00         3000   MYR
  Subang Jaya

  ABB Malaysia Sdn Bhd, Subang Jaya                                100.00         3500   MYR
  ABB Manufacturing Sdn. Bhd., Subang Jaya                         100.00          700   MYR
  ABB Sapura Sdn.Bhd., Kuala Lumpur                                 49.00          500   MYR
  ABB Transmission and Distribution Sdn. Bhd.,                      66.00         3500   MYR
  Subang Jaya

MALI
  Asea Brown Boveri Mali, Bamako                                   100.00         5000   XOF

MALTA
  ABB Lummus Malta Limited, Floriana                               100.00          100   EUR

MAURITIUS
  Asea Brown Boveri Ltd., Port Louis                                51.00         3000   MUR
  ABB International Holdings Ltd., Port Louis                      100.00            0   USD
  ABB Lummus Crest Mauritius, Port Louis                           100.00

MEXICO
  Asea Brown Boveri S.A. de C.V., Tlalnepantla                     100.00       419096   MXN
  Entrelec SA de CV, Nuevo Leon                                    100.00         1000   MXN
  ABB Mexico S.A. de C.V., Tlalnepantla                            100.00       156618   MXN
  ABB Vetco Gray Mexico S.A. de C.V., Santa Clara                  100.00        25800   USD
  Coatitla

MOROCCO
  Asea Brown Boveri S.A., Casablanca                               100.00         5400   MAD

MOZAMBIQUE
  ABB Tecnel Limitada, Maputo                                       60.00      3307500   MZM

NAMIBIA
  Asea Brown Boveri (Pty) Ltd., Windhoek                           100.00         3036   NAD

NETHERLANDS
  ABB BV, Rotterdam                                                100.00        20000   NLG
  ABB Building Systems B.V., Oud - Beijerland                      100.00           18   EUR
  ABB Holdings BV, Amsterdam                                       100.00          119   EUR
  Corimmo Adviesgroep BV, Amsterdam                                100.00           18   EUR
  ABB Capital, B.V., Amsterdam                                     100.00        20000   NLG
  Capio Finance B.V., Amsterdam                                    100.00           18   EUR
  Lummus JSC Russia B.V. The Hague                                 100.00          100   NLG
  Capio Frankfurt Immo BV, Amsterdam                               100.00           18   EUR
  Capio Holding N.V., Amsterdam                                    100.00         5853   EUR
  Capio Frankfurt Immo BV & Inverell Properties                    100.00        13290   EUR
  OHG, Amsterdam
  Dungarubba Properties BV, Amsterdam                              100.00           18   EUR
  Elsag Bailey Hartmann & Braun Nederland BV,                      100.00         1050   NLG
  Delft
  ABB Energie Service BV, Rotterdam                                100.00           40   NLG
  ABB Entrelec BV, Hengelo                                         100.00           25   EUR
  ABB Equity BV, Amsterdam                                         100.00          150   EUR
  ABB Equity Ventures B.V., Amsterdam                              100.00           40   NLG
  ABB Finance B.V., Amsterdam                                      100.00           40   NLG
  ABB Financial Services B.V., Amsterdam                           100.00        16786   NLG
  ABB Power Investment (India) B.V., Amsterdam                     100.00           40   NLG
  Inverell Properties BV, Amsterdam                                100.00           18   EUR
  ABB Lummus Global B.V., The Hague                                100.00        12000   NLG
  ABB Lummus Heat Transfer B.V., The Hague                         100.00          361   NLG
  ABB Lummus Project Participations B.V., The                      100.00           18   EUR
  Hague
  Lummus Contracting B.V., The Hague                               100.00           40   NLG
  Lummus Worldwide Contracting B.V. (LUWOCO), The                  100.00           42   NLG
  Hague
  Maynard BV, Breda                                                100.00           47   NLG
  Novolen Technology Holding, C.V., The Hague                       80.00
  ABB Oil & Gas Europe B.V., The Hague                             100.00        23693   NLG
  The Yueyang Power Holding Company B.V.,                          100.00           50   EUR
  Amstelveen

  ABB New Ventures B.V., Amstelveen                                100.00          200   EUR
  ABB Energy Ventures Projects B.V., Amsterdam                     100.00           40   NLG
  ABB Payment Services B.V., Amstelveen                            100.00          100   EUR
  ABB SattLine BV, Etten-Leur                                      100.00          100   NLG
  ABB Structured Finance Investment BV, Amstelveen                 100.00           40   NLG
  ABB Zantingh Energiesystemen BV, Aalsmeer                        100.00          300   NLG

NEW ZEALAND
  ABB Limited, Auckland                                            100.00        30501   NZD
  ABB Maintenance Services Limited, Auckland                       100.00            1   NZD

NIGERIA
  ABB NG Ltd., Ikeja/Lagos                                          60.00         5671   NGN
  ABB Electrical Systems Ltd., Lagos                                90.00        56000   NGN
  ABB Lummus Global (Nigeria) Ltd., Lagos                           60.00         2000   NGN
  ABB Oil & Gas Nigeria Ltd., Lagos                                 55.00         4970   NGN
  ABB Lummus Global Nigeria Ltd., Nigeria                           60.00         2000   NGN
  ABB Powerlines Limited., Lagos                                    49.50         5000   NGN
  Vetco Gray Nigeria Limited, Port Harcourt                         60.00          337   NGN

NORWAY
  ABB Holding AS, Billingstad                                      100.00       800000   NOK
  ABB Anchor Contracting AS, Billingstad                            90.10         1000   NOK
  ABB Structured Finance As, Billingstad                           100.00      1240000   NOK
  ABB Gas Technology AS, Bergen                                     55.20         1494   NOK
  ABB Industri og Offshore AS, Billingstad                         100.00           50   NOK
  J.P. Kenny AS, Forus                                             100.00         6629   NOK
  Nordisk Eiendomsforvaltning AS, Billingstad                      100.00       500000   NOK
  ABB Kraft AS, Drammen                                            100.00       140826   NOK
  Stadt Automasjon AS, Billingstad                                 100.00       766677   NOK
  Norsk Subsea Cable AS, Drammen                                    51.00         1000   NOK
  ABB Financial Services AS, Olso                                  100.00       100000   NOK
  ABB Vetco Gray AS, Stavanger                                     100.00          500   NOK

OMAN
  ABB LLC, Al Hamriya                                               65.00          150   OMR

PAKISTAN
  ABB (Pvt) Ltd., Lahore                                           100.00        31966   PKR

PANAMA
  ABB S.A., Panama                                                 100.00          100   USD
  Tradeinvest Centroamericana S.A., Panama                          61.23         2000   USD

PAPAUA, NEW GUINEA
  EPT (PNG) Pty Limited, Port Moresby                              100.00            0   PGK
  General Construction (New Guinea) Ltd., Port                     100.00           39   PGK
  Moresby
  ABB Industry (PNG) Pty LTd., Regents Park, NSW                    74.00            0   PGK

PERU
  Asea Brown Boveri S.A., Lima                                      99.99        17152   PEN

PHILIPPINES
  Asea Brown Boveri Inc., Paranaque, Metro Manila                  100.00       123180   PHP

POLAND
  ABB Sp. zo.o., Warsaw                                             95.98       208843   PLN
  Entrelec Polzka Sp. zo.o., Leborska                              100.00          900   PLN
  ABB Instal Sp. zo.o., Wroclaw                                    100.00        34200   PLN
  ABB Zamech Gazpetro Sp. zo.o., Elblag                            100.00         1300   PLN
  ABB Zamech Marine Sp. zo.o., Elblag                              100.00         7000   PLN

PORTUGAL
  ABB S.G.P.S, S.A., Amadora                                       100.00         4117   EUR
  ABB Stotz Kontakt Electrica, Lda., Porto                         100.00          700   EUR
  SGIE 2000 - Consultores em Organizacao                           100.00          400   EUR
  Industrial S.A., Lisboa

  ABB (Asea Brown Boveri) S.A., Amadora                            100.00        11477   EUR
  SMM - Sociedade de Montagens Metalomecanicas                     100.00        10729   EUR
  S.A., Amadora

ROMANIA
  ABB SRL, Bucharest                                               100.00          500   USD

RUSSIA
  Asea Brown Boveri Ltd., Moscow                                   100.00          333   USD
  ABB Elektroizolit Bushing Ltd., Moscow                            70.60         1700   USD
  ABB Communications and Information Systems Ltd.,                 100.00          200   USD
  Moscow
  ABB Electroengineering Ltd., Moscow                              100.00         2100   USD
  ABB Elmek Ltd., Moscow                                           100.00          500   USD
  ABB Industrial and Building Systems Ltd., Moscow                 100.00         4000   USD
  ABB Moskabel Ltd., Moscow                                         75.00         7500   USD
  000 ABB Lummus Global, Moscow                                    100.00           10   RUR
  ABB Moselectro Ltd., Moscow                                       74.50         2000   USD
  ABB Automation LLC, Moscow                                        76.20         2200   USD
  ABB UETM Ltd., Ekaterinburg                                       51.49         5337   USD

SAUDI ARABIA
  ABB Contracting Company Ltd., Riyadh                              65.00        10000   SAR
  ABB Electrical Industries Ltd., Riyadh                            65.00        59000   SAR
  ABB Automation Co. Ltd., Riyadh                                   65.00        10250   SAR
  Electrical Materials Center, Riyadh                                              500   SAR
  Lummus Alireza Ltd. Co., Saudi Arabia                             51.00         3500   SAR
  Saudi SAE Technical Construction Co. Ltd.,                        99.99        10000   SAR
  Riyadh
  ABB Service Co. Ltd., Al Khobar                                   65.00         2000   SAR

SENEGAL
  ABB Technologies S.A., Dakar                                     100.00       475200   XOF

SINGAPORE
  ABB Agencies Pte. Ltd., Singapore                                100.00          410   SGD
  Entrelec Asia, Singapore                                         100.00          200   SGD
  ABB Holdings Pte. Ltd., Singapore                                100.00        25597   SGD
  ABB Industry Pte. Ltd., Singapore                                100.00         6845   SGD
  ABB Lummus Global Pte. Ltd., Singapore                           100.00          528   SGD
  ABB Offshore Systems Pte. Ltd., Singapore                        100.00          894   SGD
  ABB Support Pte. Ltd., Singapore                                 100.00        11000   SGD
  ABB Treasury Center (Asia Pacific) Pte. Ltd.,                    100.00        10000   USD
  Singapore
  ABB Vetco Gray Pte. Ltd., Singapore                              100.00         1000   SGD

SLOVAKIA
  ABB s.r.o., Bratislava                                           100.00         9289   SKK
  ABB Elektro s.r.o., Bratislava                                   100.00        10000   SKK
  ABB Komponenty s.r.o., Kosice                                    100.00        40066   SKK

SLOVENIA
  ABB D.o.o., Ljubljana                                            100.00          300   USD

SOUTH AFRICA
  ABB Holdings (Pty) Ltd., Sunninghill                              80.00         4050   ZAR
  Desta Power Matla Holdings (Pty) Ltd., Pretoria                   19.96                ZAR
  Desta Power Matla (Pty) Ltd., Pretoria                            29.98           22   ZAR
  ABB Karebo Manufacturers (Pty), Midrand                           48.00         4000   ZAR
  Primkop Airport Management (Pty) Ltd., Nelspruit                  90.00         4000   ZAR
  ABB Powertech Transformers (Pty) Ltd., Pretoria                   40.00          128   ZAR
  ABB South Africa (Pty) Ltd., Sunninghill                          80.00         5000   ZAR

SPAIN
  Asea Brown Boveri S.A., Madrid                                   100.00      5543595   ESP
  ABB Automation Products S.A., Barcelona                          100.00         5234   EUR
  ABB Sistemas Industriales S.A., San Quirze del                   100.00       910000   ESP
  Valles

  ABB Stotz Kontakt, S.A., Getafe                                  100.00         3030   EUR
  ABB Transmission & Distribution Systems, Madrid                  100.00      2098150   ESP
  ABB Power Technology S.A., Zaragoza                              100.00      2484530   ESP

SWEDEN
  ABB Participation AB, Vasteras                                   100.00      4689565   SEK
  ABB AB, Vasteras                                                 100.00       400000   SEK
  ABB Automation Technology Products AB, Vasteras                  100.00       150000   SEK
  CEPA Pressteknik AB, Grangesberg                                 100.00         5000   SEK
  CEPA Industri AB, Grangesberg                                    100.00          125   SEK
  ABB Construction AB, Vasteras                                    100.00        10000   SEK
  ABB CSC Finance AB, Stockholm                                    100.00          500   SEK
  ABB Building Systems AB, Vasteras                                100.00       205000   SEK
  Romania Invest AB, Vasteras                                       75.00          100   SEK
  AB Cythere 61, Vasteras                                          100.00          100   SEK
  ABB Energy Information Systems AB, Stockholm                     100.00         1500   SEK
  AB Electro-Invest, Vasteras                                      100.00        24000   SEK
  ABB Industriunderhall AB, Degerfors                               51.00          300   SEK
  ABB Livsmedelsunderhall AB, Eskilstuna                           100.00          100   SEK
  Fastighets AB Malmaberg, Vasteras                                100.00          250   SEK
  ABB Fastighet AB, Vasteras                                       100.00         3000   SEK
  Fastighets AB Balgen, Vasteras                                   100.00          100   SEK
  ABB Technology FLB AB, Stockholm                                 100.00        40000   SEK
  ABB Virkestorkar AB, Skelleftea                                  100.00         1000   SEK
  Fastighets AB Regionen, Vasteras                                 100.00          100   SEK
  ABB Group Services Center AB, Vasteras                           100.00        11700   SEK
  ABB Industriservice AB, Uppsala                                   91.00         1000   SEK
  Fastighets AB Jonslund, Vasteras                                 100.00          100   SEK
  Fastighets AB Isolatorn, Vasteras                                100.00          100   SEK
  ABB Insurance Holding Sweden AB, Stockholm                       100.00          100   SEK
  ABB Kumotech AB, Sundsvall                                        51.00          100   SEK
  Fastighets AB Lothar, Vasteras                                   100.00          150   SEK
  ABB Manufacturing & Consumer Industries AB,                      100.00         5000   SEK
  Vasteras
  ABB Motors Central Stock Nordic AB, Vasteras                     100.00          100   SEK
  ABB Norden Holding AB, Stockholm                                 100.00       459000   SEK
  Fastighets AB Sinus, Vasteras                                    100.00          100   SEK
  Fastighets AB Orjan, Vasteras                                    100.00          100   SEK
  ABB Industries AB, Vasteras                                      100.00       280000   SEK
  ABB New Finance AB, Stockholm                                    100.00       167546   SEK
  Fastighets AB Romberga, Vasteras                                 100.00         4000   SEK
  ABB I-R Waterjet AB, Ronneby                                      51.00         6000   SEK
  ABB Service AB, Vasteras                                         100.00        17000   SEK
  ABB Structured Finance Investment AB, Stockholm                  100.00          100   SEK
  Sirius International Forsakrings AB (publ),                      100.00       800000   SEK
  Stockholm
  Fastighets AB Solskavan, Vasteras                                100.00          150   SEK
  ABB Pappersunderhall AB, Vasteras                                100.00         1000   SEK
  ABB Halsan AB, Vasteras                                          100.00         6800   SEK
  ABB Power Technology Products AB, Ludvika                        100.00       170000   SEK
  ABB TD Finance AB, Stockholm                                     100.00          100   SEK
  Tre Kronor Kapital AB, Stockholm                                 100.00          100   SEK
  ABB Financial Services AB, Stockholm                             100.00        50000   SEK
  ABB Teknikservice AB, Fagersta                                   100.00         2041   SEK
  ABB Financial Holding AB, Vasteras                               100.00          100   SEK
  ABB Utilities AB, Vasteras                                       100.00       260000   SEK
  ABB Fullservice AB, Ornskoldsvik                                 100.00         1200   SEK

SWITZERLAND
  ABB Ltd, Zurich                                                  100.00      3000024   CHF
  ABB Asea Brown Boveri Ltd., Zurich                               100.00      2380000   CHF
  ABB Asia Participations AG, Zurich                               100.00          750   CHF
  ABB Schweiz Holding AG, Baden                                    100.00       200000   CHF
  ABB Financial Services Ltd., Zurich                              100.00          100   CHF
  ABB Insurance Brokers AG, Baden                                  100.00          100   CHF
  ABB AP Trading & Engineering AG, Zurich                          100.00          100   CHF
  Arnold AG, Bern                                                  100.00         1000   CHF
  ABB Automation Technologies Management Ltd.,                     100.00          100   CHF

  Zurich
  ABB Holding AG, Zurich                                           100.00      1199438   CHF
  Broger AG, Mullheim                                              100.00          200   CHF
  ABB Corporate Management Services AG, Zurich                     100.00          100   CHF
  ABB Credit, Baden                                                100.00
  Entrelec International Dicoesa, Belfaux                          100.00         5000   CHF
  ABB Energy Engineering AG, Zurich                                100.00          100   CHF
  ABB Export Bank, Zurich                                          100.00        50000   CHF
  ABB MEA Participation Ltd., Zurich                               100.00         1000   CHF
  ABB Energie Services Schweiz, Zurich                             100.00          100   CHF
  ABB Energy Services International Ltd., Zurich                   100.00          100   CHF
  "Patelhold" Patentverwertungs- und Elektro-                      100.00          400   CHF
  Holding AG, Zurich
  ABB Group Processes Ltd., Zurich                                 100.00          500   CHF
  Grossenbacher Installationen AG, St. Gallen                      100.00         1500   CHF
  ABB Handels- und Verwaltungs AG, Zurich                          100.00         1000   CHF
  ABB Immobilien AG, Baden                                         100.00        20000   CHF
  ABB Installationen AG, Volketswil                                100.00         4000   CHF
  ABB International Services AG, Zurich                            100.00         1000   CHF
  JAG Jakob Installationen AG, Biel                                100.00          500   CHF
  ABB KeyCom AG, Zurich                                            100.00         1500   CHF
  Kriegel & Co. Inh. Th. Muller AG, Muttenz                        100.00          600   CHF
  Kriegel & Schaffner AG, Basel                                    100.00          150   CHF
  ABB Manufacturing and Consumer Industries                        100.00          100   CHF
  Management Ltd., Zurich
  Micafil AG, Zurich                                               100.00         4000   CHF
  ABB New Ventures Ltd., Zurich                                    100.00          100   ABB
  ABB Oil, Gas and Petrochemicals Management Ltd.,                 100.00          100   CHF
  Zurich
  ABB International Marketing Ltd., Zurich                         100.00         1000   CHF
  ABB Projects and Services Ltd., Zurich                           100.00          100   CHF
  ABB Power Technologies Management Ltd., Zurich                   100.00          100   CHF
  ABB Research Ltd., Zurich                                        100.00          100   CHF
  ABB Secheron S.A., Satigny                                        99.97        22000   CHF
  Skyva Switzerland AG, Haegendorf                                  99.97            5   CHF
  ABB Elettro Impianti S.A., Lugano                                100.00          500   CHF
  ABB Technology Ltd., Zurich                                      100.00          100   CHF
  ABB Turbo-Systems Holding Ltd., Baden                            100.00        40000   CHF
  ABB Turbo-Systems AG, Baden                                      100.00        10000   CHF

TAIWAN
  ABB Ltd., Taipei                                                 100.00       200000   TWD

TANZANIA, UNITED REPUBLIC
  Asea Brown Boveri Ltd., Dar Es Salaam                            100.00       141000   TZS
  ABB Berkeley Electrical Ltd., Dar es Salaam                      100.00
  ABB Pemacco Ltd., Dar es Salaam                                  100.00
  ABB Tanelec Ltd., Arusha                                          70.00      2196591   TZS

THAILAND
  ABB LIMITED, Samutprakarn                                        100.00       784000   THB
  Asea Brown Boveri Holding Ltd., Samutprakarn                     100.00         1100   THB
  ABB Capacitors Ltd., Samutprakarn                                100.00        20000   THB
  ABB Engineering & Construction Ltd.,                             100.00         9500   THB
  Samutprakarn
  Asea Brown Boveri Ltd., Samutprakarn                              99.74         3500   THB
  ABB Distribution Ltd., Samutprakarn                              100.00        60000   THB
  ABB Industry Ltd., Samutprakarn                                  100.00        10000   THB
  ABB Power Ltd., Samutprakarn                                     100.00        10000   THB
  Thephalai Company Ltd., Samutprakarn                             100.00          100   THB

TUNISIA
  ABB Maghreb Services S.A., Tunis                                 100.00           83   USD

TURKEY
  ABB Holding A.S., Istanbul                                        99.95        12844   USD
  ABB Elektrik Sanayi A.S., Istanbul                                99.79        10568   USD

UGANDA
  ABB Ltd., Kampala                                                100.00        17940   UGS

UKRAINE
  ABB Ltd., Kiev                                                   100.00          500   USD
  ABB Monolit, Kharkov-664                                          51.00         1273

UNITED ARAB EMIRATES
  ABB Energy Automation S.p.A., Abu Dhabi                          100.00
  ABB Transmission & Distribution Ltd., Abu Dhabi                   49.00          150   AED
  ABB Industries (L.L.C), Dubai                                     49.00         5000   AED

UNITED KINGDOM
  ABB Ltd., London                                                 100.00        20000   GBP
  Architron Steward Ltd., London                                   100.00
  ABB Control Ltd., Exhall, Coventry                               100.00         1500   GBP
  ABB Credit Ltd., London                                          100.00                USD
  ABB Consultancy Services Ltd., Hants                              99.80           50   GBP
  Durham Control Systems Ltd., London                              100.00
  ABB Low Voltage Systems Ltd., Sunderland                         100.00            0   GBP
  Durham Switchgear International Ltd., London                     100.00
  Durham Switchgear Ltd., London                                   100.00           25   GBP
  Elsag Bailey Ltd., Telford                                       100.00         6187   GBP
  ABB Equity Development Company Ltd., London                      100.00            0   GBP
  European Field Development Technology Ltd.,                      100.00          800   GBP
  Sutton
  Entrelec MTE, Essex                                               99.10          800   GBP
  ABB Equity Ventures (UK) Ltd., London                            100.00
  ABB Equity Limited, Guernsey                                     100.00           10   GBP
  ABB Eutech Limited, Warrington                                   100.00          500   GBP
  ABB Eurofin Limited, Guernsey                                    100.00         1000   EUR
  ABB Equity Ventures (Jersey) Ltd., Jersey                        100.00            0   USD
  ABB Treasury & Energy Services (UK) PLC, London                  100.00         2000   GBP
  ABB Lummus Global Ltd., Redhill                                  100.00        40700   GBP
  ABB Holdings Ltd., London                                        100.00        60390   GBP
  ABB International Finance Limited, Guernsey                      100.00          230   USD
  ABB Insurance Limited, Guernsey                                  100.00         4000   USD
  ABB Automation Ltd., Stevenage                                   100.00         4000   GBP
  ABB IOP Services Ltd., Surrey                                    100.00            1   GBP
  ABB Investments Ltd., London                                     100.00           13   GBP
  ABB Lummus Crest Ltd., Redhill                                   100.00            1   GBP
  ABB Lutech Resources Ltd., Redhill                               100.00            1   GBP
  GN Novinvest Ltd., St. Helier                                    100.00          100   CHF
  ABB Offshore Systems Ltd., Bristol                               100.00         1481   GBP
  ABB Real Estate, London                                          100.00         1000   GBP
  ABB Transinvest Limited, St. Helier, Jersey                      100.00         3641   CHF
  ABB Vetco Gray U.K. Ltd., Aberdeen                               100.00        23000   GBP
  West Africa Completion Services Ltd., London                     100.00            1   GBP
  ABB Building Technologies, Solihull                              100.00           40   GBP
  William Steward (Holdings) Ltd., London                          100.00         2000   GBP
  William Steward International Ltd., London                       100.00          100   GBP
  William Steward Overseas Ltd., London                            100.00
  ABB Zantingh Ltd., Cheltenham                                    100.00         1474   GBP

UNITED STATES
  Asea Brown Boveri Inc., Norwalk, CT                              100.00            2   USD
  ABB Barranquilla Inc., Princeton, NJ                             100.00            0   USD
  ABB Capital (USA) LLC, Delaware                                  100.00          250   USD
  Combustion Engineering Inc., Norwalk, CT                         100.00            1   USD
  Connecticut Valley Claims, CT                                    100.00            1
  DLI Engineering Corp., Bainbridge Island                         100.00
  ABB Susa/Dillingham, North Brunswick                              55.00            0
  ABB Equity Ventures Inc., Princeton, NJ                          100.00            0
  ABB Financial Services Inc., Stamford, CT                        100.00            1   USD
  ABB Holdings Inc., Norwalk                                       100.00            2   USD
  ABB Investments LLC, Norwalk, CT                                 100.00            0
  ABB Susa/Brown & Root, North Brunswick                            51.00
  ABB Susa/KDL, North Brunswick                                     51.00

  Lummus Catalyst Company, Bloomfield, NJ                          100.00            0   USD
  ABB Finance Inc., Stamford, CT                                   100.00            0   USD
  ABB Lummus Global Overseas Corporation,                          100.00            1   USD
  Bloomfield, NJ
  ABB Lummus Global Inc., Bloomfield, NJ                           100.00        12400   USD
  ABB Oil & Gas USA Inc., Houston, TX                              100.00       190496   USD
  ABB Offshore Systems Inc., Houston                               100.00            1   USD
  Offshore Production Systems, Inc., Houston, TX                   100.00            0   USD
  ABB Prospects Inc., Norwalk                                      100.00
  ABB Susa Inc., North Brunswick, NJ                               100.00         1999   USD
  ABB DTC Inc., Bloomfield, NJ                                     100.00            0   USD
  Sirius America Insurance Company, New York, NY                   100.00         4200   USD
  Camelot IS-2 International, Inc. D/B/A Skyva                      99.97     20693988   USD
  International, Medford
  ABB Semiconductors Inc., Norwalk, CT                             100.00            1   USD
  Shared Savings Contract, Inc., Saint Louis                        80.00           30   USD
  ABB Susa/Cegaz, North Brunswick                                   62.50
  ABB Susa International Inc., North Brunswick, NJ                 100.00            1   USD
  ABB Treasury Center USA Inc., Stamford, CT                       100.00            0   USD
  ABB Inc., Raleigh, NC                                            100.00            1   USD
  ABB Vetco Gray Inc., Houston, TX                                 100.00            3   USD

URUGUAY
  ABB CL Logistic S.A., Montevideo                                 100.00          125   UYU
  ABBSF Trading S.A., Montevideo                                   100.00           12   USD

UZBEKISTAN
  ABB CHTZ Closed Joint Stock Company, Chirchik                     68.00          860   USD
  ABB Tamir Ltd., Nurabad                                           51.00         2500   USD

VENEZUELA
  Asea Brown Boveri S.A., Caracas                                  100.00      4899373   VEB
  Inversiones ABB-SABA, C.A., Caracas                              100.00      1400895   VEB
  ABB Servicios Vetco Gray de Venezuela C.A., Las                  100.00           50   VEB
  Morochas
  ABB Vetco Gray de Venezuela, C.A., Maracaibo                     100.00          500   VEB

VIET NAM
  ABB Ltd., Hanoi                                                  100.00        12771   USD

ZAMBIA
  ABB Ltd., Lusaka                                                 100.00          100   ZMK

ZIMBABWE
  ABB (Private) Ltd., Harare                                       100.00         1000   ZWD